Residential Capital, LLC Second Quarter 2007 Update August 13, 2007

Legal Notice This presentation is not, and is not intended to be, an offer to sell any security or the solicitation of an offer to purchase any security. Securities may only be offered pursuant to a prospectus that meets the requirements of applicable state and federal securities laws or pursuant to an exemption from the registration requirements thereof. This presentation may contain forward-looking statements within the meaning of the federal securities laws. In some cases, you can identify these statements by our use of forward- looking words such as "may," "will," "should," "anticipate," "estimate," "expect," "plan," "believe," "predict," "potential," "project," "intend," "could" or similar expressions. In particular, statements regarding our plans, strategies, prospects and expectations regarding our business are forward-looking statements. You should be aware that these statements and any other forward-looking statements in this presentation only reflect our expectations and are not guarantees of performance. These statements involve risks, uncertainties and assumptions. Many of these risks, uncertainties and assumptions are beyond our control, and may cause actual results and performance to differ materially from our expectations. Important factors that could cause our actual results to be materially different from our expectations include the risks and uncertainties set forth in our Annual Report on Form 10-K for 2006 and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2007, under the heading "Risk Factors." Accordingly, you should not place undue reliance on the forward-looking statements contained in this presentation. These forward-looking statements speak only as of the date on which the statements were made. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

ResCap Overview Second Quarter 2007 Financial Update Asset Quality Liquidity and Funding Investor Communication Business Segments Appendix Company Ownership and Structure 8 2 7 5 4 3 1 Housing and Mortgage Market Update 6

Company Ownership and Structure

Company Ownership 49% FIM Holdings, LLC 51%

ResCap is diversified among residential mortgage sectors Well positioned to capitalize on market opportunities across the mortgage spectrum Diversified Mortgage Enterprise

ResCap Credit Ratings Short-Term Long-Term Outlook DBRS R-3 BBB (low) Stable Fitch F-2 BBB Negative Moody's P-3 Baa3 Negative S&P A-3 BBB- Stable ResCap continues to maintain investment grade credit ratings from all four rating agencies Note: Ratings shown are current as of 8/13/2007

Second Quarter 2007 Financial Update

Financial Update Three Months Ended June 30 June 30 June 30 March 31 $ millions 2007 2006%^ 2007 2007%^ GAAP Net Income1 $(254) $289 - $(254) $(910) - Revenue2 $646 $1,159 - $646 $72 - $ billions U.S. Prime Loan Production $26 $34 (24)% $26 $28 (7)% U.S. Nonprime Loan Production 1 6 (83)% 1 3 (67)% International Loan Production $8 $7 14% $8 $6 33% Period Ended $ billions Assets $122 $125 (2)% $122 $126 (3)% U.S. Servicing Portfolio3 $425 $382 11% $425 $419 1% US mortgage market remains volatile Actions taken to reduce nonprime exposure and limit nonprime production helped performance 1) Q2 2006 excludes $259 million gain, net of taxes, from sale of an equity interest in a regional homebuilder 2) Q2 2006 excludes $415 million gain, before taxes, from sale of an equity interest in a regional homebuilder 3) Excludes subserviced loans which had an unpaid principal balance of $62.0 billion at 6/30/07, $66.1 billion at 3/31/07, and $45.4 billion at 6/30/06

BCG IBG RFG Total East 6.4 6.4 -253.9 -254 West 14.8 21.2 Results By Segment Net income reflects diversity of net revenue BCG IBG RFG Total East 25.2 25.2 135.6 646.1 West 110.4 510.5 RFG includes "Corporate and Other" 1 1 10

Asset Growth and Mix Diversification of assets Other assets increased as a result of the addition of auto assets within GMAC Bank 12/31/03 12/31/04 12/31/05 12/31/2006 6/30/2006 6/30/2007 Total Assets 78.559 94.35 118.89 135.59 124.55 121.85 Total Assets for the Period Ended 6/30/2007 Cash Investment Securities Mortgage Loans - HFS Mortgage Loans - HFI Lending Receivables Mortgage Servicing Rights Other 6/30/2006 1885504 4408703 20438913 71391876 14069392 5093603 7264493 Assets as of 6/30/06 Cash Investment Securities Mortgage Loans - HFS Mortgage Loans - HFI Lending Receivables Mortgage Servicing Rights Other 6/30/2007 3714646 5510621 19333920 60969454 10810071 6040774 15466432 Assets as of 6/30/07 Mortgage Servicing Rights Mortgage Loans - HFI Lending Receivables Mortgage Loans - HFS Other Investment Securities Cash $ billions $ 11

Housing and Mortgage Market Update

Macroeconomic Drivers - Interest Rates Interest rates have begun to stabilize following increases from mid-2005 Rising rates decreased home affordability, which has significant impacts on the mortgage industry In addition, long-term rates have remained low relative to short-term rates, putting pressure on margins Source: Federal Reserve, Moody's Economy.com Select Interest Rates 1 Year LIBOR 6 Month LIBOR 10 Year Bond 1/1/2001 5.41 5.53 5.16 2/1/2001 5.15 5.2 5.1 3/1/2001 4.77 4.81 4.89 4/1/2001 4.5 4.48 5.14 5/1/2001 4.28 4.08 5.39 6/1/2001 4.05 3.83 5.28 7/1/2001 4 3.79 5.24 8/1/2001 3.71 3.57 4.97 9/1/2001 3.11 3 4.73 10/1/2001 2.5 2.34 4.57 11/1/2001 2.38 2.11 4.65 12/1/2001 2.42 1.99 5.09 1/1/2002 2.36 1.93 5.04 2/1/2002 2.45 2.04 4.91 3/1/2002 2.85 2.24 5.28 4/1/2002 2.79 2.21 5.21 5/1/2002 2.65 2.1 5.16 6/1/2002 2.42 2 4.93 7/1/2002 2.14 1.91 4.65 8/1/2002 1.88 1.76 4.26 9/1/2002 1.87 1.78 3.87 10/1/2002 1.81 1.74 3.94 11/1/2002 1.63 1.46 4.05 12/1/2002 1.58 1.42 4.03 1/1/2003 1.48 1.37 4.05 2/1/2003 1.41 1.34 3.9 3/1/2003 1.33 1.26 3.81 4/1/2003 1.36 1.28 3.96 5/1/2003 1.25 1.23 3.57 6/1/2003 1.09 1.08 3.33 7/1/2003 1.2 1.12 3.98 8/1/2003 1.41 1.2 4.45 9/1/2003 1.35 1.19 4.27 10/1/2003 1.4 1.2 4.29 11/1/2003 1.5 1.24 4.3 12/1/2003 1.5 1.24 4.27 1/1/2004 1.4 1.19 4.15 2/1/2004 1.4 1.19 4.08 3/1/2004 1.33 1.16 3.83 4/1/2004 1.62 1.28 4.35 5/1/2004 2.02 1.52 4.72 6/1/2004 2.35 1.81 4.73 7/1/2004 2.33 1.89 4.5 8/1/2004 2.29 1.94 4.28 9/1/2004 2.37 2.09 4.13 10/1/2004 2.47 2.23 4.1 11/1/2004 2.8 2.5 4.19 12/1/2004 3.02 2.71 4.23 1/1/2005 3.22 2.89 4.22 2/1/2005 3.38 3.05 4.17 3/1/2005 3.69 3.29 4.5 4/1/2005 3.73 3.38 4.34 5/1/2005 3.75 3.49 4.14 6/1/2005 3.81 3.61 4 7/1/2005 4.05 3.83 4.18 8/1/2005 4.27 4.02 4.26 9/1/2005 4.21 4.05 4.2 10/1/2005 4.57 4.36 4.46 11/1/2005 4.78 4.55 4.54 12/1/2005 4.84 4.67 4.47 1/1/2006 4.84 4.73 4.42 2/1/2006 5.08 4.92 4.57 3/1/2006 5.19 5.05 4.72 4/1/2006 5.33 5.2 4.99 5/1/2006 5.4 5.29 5.11 6/1/2006 5.6 5.49 5.11 7/6/2006 5.66 5.58 5.09 8/6/2006 5.49 5.48 4.88 9/6/2006 5.38 5.41 4.72 10/6/2006 5.36 5.39 4.73 11/6/2006 5.3 5.37 4.6 12/6/2006 5.24 5.35 4.56 1/6/2007 5.37 5.38 4.76 2/6/2007 5.38 5.39 4.72 3/6/2007 5.2 5.32 4.56 4/6/2007 5.28 5.35 4.69 5/6/2007 5.33 5.37 4.75 6/6/2007 5.45 5.39 5.1 7/6/2007 5.38 5.37

Macroeconomic Drivers-Unemployment Stable The unemployment remained low at 4.6% in July 2007 The most current Blue Chip Forecast for the unemployment rate averages 4.6% for 2007, and 4.7% for 2008 Source: Bureau of Labor Statistics Employment and Unemployment Rate Change in Total Employment Unemployment Rate 1/1/2002 -127 5.7 2/1/2002 -118 5.7 3/1/2002 -46 5.7 4/1/2002 -83 5.9 5/1/2002 -23 5.8 6/1/2002 47 5.8 7/1/2002 -81 5.8 8/1/2002 -15 5.7 9/1/2002 -69 5.7 10/1/2002 118 5.7 11/1/2002 10 5.9 12/1/2002 -143 6 1/1/2003 65 5.8 2/1/2003 -153 5.9 3/1/2003 -196 5.9 4/1/2003 -48 6 5/1/2003 -33 6.1 6/1/2003 24 6.3 7/1/2003 10 6.2 8/1/2003 -42 6.1 9/1/2003 81 6.1 10/1/2003 176 6 11/1/2003 55 5.8 12/1/2003 168 5.7 1/1/2004 114 5.7 2/1/2004 31 5.6 3/1/2004 343 5.8 4/1/2004 287 5.6 5/1/2004 269 5.6 6/1/2004 102 5.6 7/1/2004 59 5.5 8/1/2004 107 5.4 9/1/2004 170 5.4 10/1/2004 350 5.4 11/1/2004 65 5.4 12/1/2004 168 5.4 1/1/2005 95 5.2 2/1/2005 235 5.4 3/1/2005 124 5.2 4/1/2005 340 5.1 5/1/2005 188 5.1 6/1/2005 265 5 7/1/2005 327 5 8/1/2005 202 4.9 9/1/2005 105 5.1 10/1/2005 107 5 11/1/2005 351 5 12/1/2005 202 4.9 1/1/2006 206 4.7 2/1/2006 300 4.8 3/1/2006 249 4.7 4/1/2006 144 4.7 5/1/2006 103 4.6 6/1/2006 124 4.6 7/1/2006 222 4.8 8/1/2006 186 4.7 9/1/2006 198 4.6 10/1/2006 109 4.4 11/1/2006 196 4.5 12/1/2006 226 4.5 1/1/2007 162 4.6 2/7/2007 90 4.5 3/7/2007 175 4.4 4/7/2007 122 4.5 5/7/2007 188 4.5 6/7/2007 126 4.5 7/7/2007 92 4.6

Falling Home Sales and Rising Inventories Declining home prices are discouraging investor activity and reducing owner-occupied purchases Resulting in increased inventory and lower execution on foreclosed assets The most recent NAR forecasts home sales will continue to fall during 2007 (18.2% for new, and 5.6% for existing home sales), and rise slightly in 2008 (4.8% for new, and 4.2% for existing home sales). Source: U.S. Census Bureau, National Association of Realtors SAAR = Seasonally Adjusted Annual Rate Source: U.S Census Bureau, National Association of Realtors New and Existing Home Sales Inventory of Unsold Homes Existing New 1/1/2001 4550 936 2/1/2001 4660 963 3/1/2001 4830 939 4/1/2001 4730 909 5/1/2001 4680 885 6/1/2001 4820 882 7/1/2001 4810 880 8/1/2001 4850 866 9/1/2001 4630 853 10/1/2001 4650 871 11/1/2001 4650 924 12/1/2001 4860 979 1/1/2002 5220 880 2/1/2002 5200 948 3/1/2002 4980 923 4/1/2002 5000 936 5/1/2002 4970 978 6/1/2002 4860 957 7/1/2002 4780 956 8/1/2002 4730 1014 9/1/2001 4870 1044 10/1/2002 5020 1006 11/1/2002 5060 1024 12/1/2002 5280 1048 1/1/2003 5330 999 2/1/2003 5290 936 3/1/2003 5170 999 4/1/2003 5150 1012 5/1/2003 5240 1078 6/1/2003 5240 1193 7/1/2003 5530 1168 8/1/2003 5760 1206 9/1/2003 5800 1131 10/1/2003 5630 1144 11/1/2003 5480 1093 12/1/2003 5700 1129 1/1/2004 5510 1165 2/1/2004 5630 1159 3/1/2004 5860 1276 4/1/2004 5920 1186 5/1/2004 6030 1241 6/1/2004 6090 1180 7/1/2004 6000 1088 8/1/2004 5870 1175 9/1/2004 5880 1214 10/1/2004 6020 1305 11/1/2004 6110 1179 12/1/2004 6050 1242 1/1/2005 6240 1203 2/1/2005 6070 1319 3/1/2005 6100 1328 4/1/2005 6240 1260 5/1/2005 6200 1286 6/1/2005 6260 1274 7/1/2005 6230 1389 8/1/2005 6280 1255 9/1/2005 6300 1244 10/1/2005 6190 1336 11/1/2005 6140 1214 12/1/2005 5930 1239 1/1/2006 5940 1185 2/1/2006 6090 1084 3/1/2006 6040 1126 4/1/2006 5880 1097 5/1/2006 5830 1087 6/1/2006 5700 1073 7/1/2006 5510 969 8/1/2006 5530 1009 9/1/2006 5460 1004 10/1/2006 5520 952 11/1/2006 5490 987 12/1/2006 5500 1019 1/1/2007 5670 890 2/1/2007 5880 840 3/1/2007 5350 830 4/1/2007 5240 913 5/1/2007 5190 893 6/1/2007 5010 834 New Existing 1/1/2002 4.2 4.3 2/1/2002 4 4.4 3/1/2002 4.1 4.6 4/1/2002 4.3 5 5/1/2002 4 4.7 6/1/2002 4.2 5 7/1/2002 4.2 4.7 8/1/2002 4 5.1 9/1/2001 3.9 4.9 10/1/2002 4 4.9 11/1/2002 4 4.9 12/1/2002 4 4.3 1/1/2003 4 4.6 2/1/2003 4.5 4.5 3/1/2003 4.1 4.7 4/1/2003 4.1 5.2 5/1/2003 3.9 4.8 6/1/2003 3.5 5.1 7/1/2003 3.6 4.6 8/1/2003 3.5 4.6 9/1/2003 3.8 4.3 10/1/2003 3.8 4.6 11/1/2003 4.1 4.9 12/1/2003 4 4.3 1/1/2004 3.8 4.4 2/1/2004 3.7 4.5 3/1/2004 3.6 4.4 4/1/2004 4 4.3 5/1/2004 3.8 4.3 6/1/2004 3.9 4.2 7/1/2004 4.5 4.4 8/1/2004 4.3 4.5 9/1/2004 4.1 4.2 10/1/2004 3.9 4.3 11/1/2004 4.3 4.3 12/1/2004 4.1 3.9 1/1/2005 4.4 3.6 2/1/2005 4.3 4 3/1/2005 4.1 4 4/1/2005 4.3 4.2 5/1/2005 4.2 4.3 6/1/2005 4.3 4.5 7/1/2005 4.2 4.5 8/1/2005 4.5 4.7 9/1/2005 4.7 4.6 10/1/2005 4.5 4.8 11/1/2005 5 4.9 12/1/2005 4.9 4.8 1/1/2006 5.3 5 2/1/2006 6.3 5 3/1/2006 6.1 5.4 4/1/2006 6.2 6 5/1/2006 6.2 6.3 6/1/2006 6.4 6.8 7/1/2006 7.4 7.2 8/1/2006 6.8 7.1 9/1/2006 6.8 7.1 10/1/2006 7.1 7.2 11/1/2006 6.5 7.1 12/1/2006 6.2 6.4 1/1/2007 7.2 6.5 2/1/2007 8.1 6.5 3/1/2007 8.3 7.2 4/1/2007 7.2 8.2 5/1/2007 7.4 8.6 6/1/2007 7.8 8.7

Home Price Appreciation Home price appreciation has dropped to a five year low Six states, including California and Florida, are experiencing negative Q/Q annualized HPA Declining home prices have several effects on the mortgage industry including Decreased prepayment speeds Increased delinquencies, foreclosures, and REO inventory Source: U.S Census Bureau, National Association of Realtors Change in Median Prices of New and Existing Single Family Homes New Existing 1/1/2001 0.044 0.0345 2/1/2001 0.0394 0.0375 3/1/2001 0.0101 0.0664 4/1/2001 0.0743 0.0521 5/1/2001 0.0638 0.0551 6/1/2001 0.1196 0.0824 7/1/2001 0.0386 0.0562 8/1/2001 0.0433 0.073 9/1/2001 -0.0215 0.0421 10/1/2001 -0.0323 0.0477 11/1/2001 -0.0385 0.0536 12/1/2001 0.1103 0.0944 1/1/2002 0.1021 0.0922 2/1/2002 0.0839 0.1266 3/1/2002 0.0639 0.1056 4/1/2002 0.0699 0.0622 5/1/2002 0.0689 0.0346 6/1/2002 0.0738 0.0627 7/1/2002 0.071 0.0065 8/1/2002 0.0514 0.0282 9/1/2002 0.0715 0.073 10/1/2002 0.0943 0.1043 11/1/2002 0.0971 0.0786 12/1/2002 0.0627 0.0965 1/1/2003 0.0661 -0.0299 2/1/2003 0.0635 -0.0285 3/1/2003 0.0663 0.0101 4/1/2003 0.0727 0.007 5/1/2003 0.0728 0.0835 6/1/2003 0.0655 -0.0085 7/1/2003 0.0797 0.0893 8/1/2003 0.0957 0.0615 9/1/2003 0.0883 0.0843 10/1/2003 0.0757 0.0221 11/1/2003 0.0559 0.1426 12/1/2003 0.0719 -0.0075 1/1/2004 0.0678 0.1558 2/1/2004 0.086 0.1677 3/1/2004 0.0755 0.132 4/1/2004 0.0777 0.1668 5/1/2004 0.0942 0.0868 6/1/2004 0.0894 0.1552 7/1/2004 0.0792 0.1207 8/1/2004 0.0637 0.1425 9/1/2004 0.0806 0.0998 10/1/2004 0.0773 0.1801 11/1/2004 0.1036 0.0834 12/1/2004 0.0805 0.1729 1/1/2005 0.0969 0.0657 2/1/2005 0.0887 0.0768 3/1/2005 0.1053 0.0936 4/1/2005 0.1458 0.0585 5/1/2005 0.1149 0.0818 6/1/2005 0.1342 0.0548 7/1/2005 0.1325 0.0803 8/1/2005 0.1638 0.1005 9/1/2005 0.1417 0.1339 10/1/2005 0.1675 0.0628 11/1/2005 0.1327 0.0572 12/1/2005 0.1061 0.0398 1/6/2006 0.1141 0.0995 2/6/2006 0.0941 0.0563 3/6/2006 0.0794 0.0422 4/6/2006 0.0411 0.0856 5/6/2006 0.0574 0.0445 6/6/2006 0.0046 0.078 7/6/2006 0.0136 0.0394 8/6/2006 -0.0248 0.0157 9/6/2006 -0.0196 -0.0579 10/6/2006 -0.0426 0.026 11/6/2006 -0.0377 0.0081 12/6/2006 -0.003 0.0259 1/6/2007 -0.0335 0.0396 2/6/2007 -0.0075 -0.0003 3/6/2007 -0.004 0.1001 4/6/2007 -0.0157 -0.0658 5/6/2007 -0.0294 0.0123 6/6/2007 0.0004 -0.0207 Y/Y % Change

Delinquencies and Obligations Ratio Source: Federal Reserve Board All Loans Prime Subprime Q1-01 0.0477 0.0245 0.1324 Q2-01 0.0516 0.0266 0.1431 Q3-01 0.0535 0.0285 0.1428 Q4-01 0.0515 0.0272 0.1433 Q1-02 0.0514 0.0269 0.1474 Q2-02 0.0527 0.0265 0.1496 Q3-02 0.0511 0.0255 0.1439 Q4-02 0.049 0.0263 0.1323 Q1-03 0.0485 0.0262 0.1304 Q2-03 0.0497 0.026 0.1235 Q3-03 0.0465 0.0244 0.1174 Q4-03 0.0449 0.0237 0.1153 Q1-04 0.0446 0.0226 0.1166 Q2-04 0.0456 0.024 0.1047 Q3-04 0.0454 0.0232 0.1074 Q4-04 0.0438 0.0222 0.1033 Q1-05 0.0431 0.0217 0.1062 Q2-05 0.0434 0.022 0.1033 Q3-05 0.0444 0.0234 0.1076 Q4-05 0.047 0.0247 0.1163 Q1-06 0.0441 0.0225 0.115 Q2-06 0.0439 0.0229 0.117 Q3-06 0.0467 0.0244 0.1256 Q4-06 0.0495 0.0257 0.1333 Q1-07 0.0484 0.0258 0.1377 Source: MBA: National Delinquency Survey Quarter Financial Obligations Ratio Q1-01 15.9 Q2-01 16.11 Q3-01 15.81 Q4-01 16.34 Q1-02 16.16 Q2-02 16.29 Q3-02 16.56 Q4-02 16.75 Q1-03 16.82 Q2-03 16.81 Q3-03 16.73 Q4-03 16.87 Q1-04 16.84 Q2-04 16.89 Q3-04 17.14 Q4-04 17 Q1-05 17.44 Q2-05 17.66 Q3-05 17.92 Q4-05 17.9 Q1-06 17.93 Q2-06 18.16 Q3-06 18.18 Q4-06 18.15 Q1-07 18.01 Homeowners' Financial Obligations Ratio as of 3/31/2007 Mortgage Delinquencies as of 3/31/2007 Consumer financial obligations have significantly increased over the past five years, with increasing home prices being a key factor Increased homeowner obligations and other market factors may drive increased delinquency rates

Mortgage Originations Mortgage originations are decreasing from record levels Market focus has shifted to managing credit risk, reducing costs, and sizing operations to a declining mortgage market Source: Mortgage Bankers Association Q1-96 Q2-96 Q3-96 Q4-96 Q1-97 Q2-97 Q3-97 Q4-97 Q1-98 Q2-98 Q3-98 Q4-98 Q1-99 Q2-99 Q3-99 Q4-99 Q1-00 Q2-00 Q3-00 Q4-00 Q1-01 Q2-01 Q3-01 Q4-01 Q1-02 Q2-02 Q3-02 Q4-02 Q1-03 Q2-03 Q3-03 Q4-03 Q1-04 Q2-04 Q3-04 Q4-04 Q1-05 Q2-05 Q3-05 Q4-05 Q1-06 Q2-06 Q3-06 Q4-06 Q1-07 Total 194 209 191 191 174 196 222 241 330 401 429 496 373 405 334 267 238 302 312 287 418 579 507 739 518 552 774 1010 794 1187 1199 632 627 825 646 675 640 800 869 718 626 752 723 714 655 Purchase 101 155 158 145 123 155 162 150 149 225 227 194 168 251 254 205 183 254 255 213 192 272 274 222 217 315 302 263 230 344 384 322 251 379 362 317 294 432 434 352 319 429 390 321 282 Refi 93.214 54.376 32.407 45.904 50.386 41.223 59.985 91.744 182 176 201 303 205 154 80 61 55 48 56 75 226 307 233 517 300 237 472 748 564 843 815 310 376 445 284 358 346 368 434 366 307 324 333 393 373 Mortgage Originations as of 1Q 2007

Domestic Market Near-Term Expectations The housing market will face challenges into 2008 and possibly 2009 Tighter lending policies for nonprime, and extended products, plus weaker economic growth will place additional downward pressure on housing demand June 2007 single family housing starts are down 22% from last year The Mortgage Bankers Association (MBA) reported Q1 2007 mortgage delinquencies decreased 11 bps to 4.84% Q1 2007 foreclosures initiated increased to 0.58%, a record high, driven by foreclosures in FL, NV, CA, and AZ MBA estimates mortgage origination volume will fall year over year through 2009 Current estimates are $2.57 trillion for 2007, $2.29 trillion for 2008, and $2.16 trillion for 2009 down from $2.81 trillion in 2006, and $3.03 trillion in 2005 19

Business Segments

Segment-U.S. Residential Finance Group

U.S. Residential Finance Group Predominantly a prime lender, with capacity as a non-agency mortgage producer - Broad product spectrum includes prime, prime-second lien, and nonprime Focus on origination: Through correspondents and mortgage brokers Direct-to-consumer loan origination platform Brands include GMAC Mortgage and Ditech Consistent top-10 issuer of private label MBS over the past two decades Highly rated and efficient servicing operation $ millions 2004 2005 2006 Q2 06 Q2 07 Total Net Revenue $3,367 $3,398 $1,765 $942 $394 Net Income $768 $695 ($349) $197 ($260) Total Assets $82,179 $100,632 $108,088 $106,916 $93,623 22

U.S. Loan Production and Servicing Market Share Continued to maintain strong market position in the U.S. during Q2 Servicing volume continued to increase Servicing YTD as of 6/30/07 Company Volume ($B) Market Share (%) Countrywide $1,415.5 13.6% Wells Fargo 1,410.7 13.5 CitiMortgage 781.6 7.5 Chase Home Fin 722.8 6.9 WaMu 626.0 6.0 B of A Mortgage 454.7 4.4 ResCap1 424.6 4.1 IndyMac 184.0 1.8 National City 178.9 1.7 Wachovia 178.1 1.7 Total Top 10 6,376.9 61.2% Total Industry $10,422.0 Source: Inside Mortgage Finance - August 3, 2007 1) Excludes loans for which we acted as subservicer Source: Inside Mortgage Finance - August 3, 2007 1) Excludes loans for which we acted as subservicer Source: Inside Mortgage Finance - August 3, 2007 1) Excludes loans for which we acted as subservicer Loan Production YTD as of 6/30/07 Company Volume ($B) Market Share (%) Countrywide $245.1 17.4% Wells Fargo 147.8 10.5 CitiMortgage 115.8 8.2 Chase Home Fin 108.7 7.7 B of A Mortgage 95.0 6.7 WaMu 83.0 5.9 ResCap1 58.2 4.1 Wachovia 55.0 3.9 IndyMac 48.1 3.4 American Home Mortg 34.6 2.5 Total Top 10 991.3 70.3% Total Industry $1,410.0 Source: Inside Mortgage Finance - July 27, 2007 and internal company data 1) Excludes seasoned loan production Source: Inside Mortgage Finance - July 27, 2007 and internal company data 1) Excludes seasoned loan production Source: Inside Mortgage Finance - July 27, 2007 and internal company data 1) Excludes seasoned loan production

FY 03 FY 04 FY 05 FY 06 Q2 06 Q2 07 Servicing Volume 271 304 355 412.4 382 425 Market Share 0.042 0.042 0.043 0.04 0.038 0.041 Domestic Market Share FY 03 FY 04 FY 05 FY 06 Q2 06 Q2 07 ResCap 171 133 159 161.8 40 27 Market Share 0.048 0.0492 0.05 0.054 0.0504 0.0372 Source: "Inside Mortgage Finance" July 27, 2007 and internal company data Note: ResCap loan production data does not include seasoned loan production ResCap U.S. Mortgage Originations ResCap U.S. Mortgage Servicing Source: "Inside Mortgage Finance" August 3, 2007 Note: Excludes loans for which ResCap acted as subservicer

12/31/03 12/31/04 12/31/05 12/31/06 6/30/06 6/30/07 Retail Branches 28.881 18.012 19.097 15.036 4.237 3.501 Direct Lending 31.411 16.209 17.228 12.547 3.187 3.506 Mortgage Brokers 21.522 16.302 22.961 29.025 7.898 6.441 Correspondent 89.406 82.504 99.776 104.96 25.007 13.703 12/31/03 12/31/04 12/31/05 12/31/06 6/30/2006 6/30/2007 Prime Conforming 89.259 45.593 50.047 43.35 11.965 12.682 Prime Non-Conforming 38.093 43.473 55.811 60.294 14.638 9.849 Government 4.929 4.834 4.251 3.665 1.081 0.828 Nonprime 29.763 27.88 35.874 30.555 6.06 0.685 Prime Second-Lien 9.176 11.247 13.079 23.704 6.585 3.107 U.S. Mortgage Loan Production Diverse production sources and types support ResCap's U.S. Mortgage Finance Group For the quarter ended 6/30/07, 94% of ResCap's U.S. mortgage loan production was prime Originated $0.7 billion of nonprime product compared to $6.1 billion in Q2 2006 133 159 162 133 159 Production by Source Production by Type Year Ended $ billions $ billions 162 Quarter Ended 40 27 40 27 Year Ended Quarter Ended Year Ended

U.S. Nontraditional Loan Production ResCap offers an assortment of products to meet unique borrower needs A variety of quality control procedures and periodic audits are conducted to ensure compliance with underwriting standards Strict underwriting guidelines consider the borrower's capacity to repay the loan, credit history and the unique risks which may come from these products Servicing loss mitigation activities include borrower education/counseling 12/31/2004 12/31/2005 12/31/2006 6/30/2006 6/30/2007 Interest-only 7.2888 32.7063 34.8132 4.918 4.371 Payment Option Adjustable Rate 0.0059 5.0761 18.3082 5.183 2.705 High Loan to Value (+100%) 9.4146 6.527 8.6487 1.452 0.982 Below Market Initial Rate ("Teaser") 0.6381 0.5366 0.257 0.086 0 17 U.S. Nontraditional Production $ billions 45 62 8 12 Year Ended Quarter Ended

RFG Warehouse Lending Total month end June receivable balance was $3.9 billion Experienced additional losses related primarily to nonprime exposure Nonprime exposure reduced to $0.3 billion, or 8% of Warehouse Lending Receivables Total Q2 07 net charge-off was $295 million Warehouse Lending allowance at the end of Q2 2007 stands at $52 million Aggressive treatment of nonprime relationships Reduced advance rates Froze numerous warehouse lines Risk Management controls enhanced to aggressively preserve and protect assets Follow and manage to risk policies Investment in technology New collateral control system Industry leading interface technology system for our clients 27

U.S. Servicing Portfolio U.S. loan servicing portfolio is comprised predominantly of prime quality mortgages Successfully integrated servicing operations to form a Debt Servicing Utility for ResCap's domestic servicing portfolios with over 3 million customers and operational capacity to serve up to 10 million customers 6th largest mortgage servicer in the U.S. Largest subservicer in the U.S. 20+ unique brands supported Servicer Ratings Moody's: Strong - Prime, Alternative, High LTV/Home Equity and Master Servicing Above Average - Sub Prime and Special Servicing S&P: Strong Ratings - Prime, Sub Prime, Master Servicing Fitch: Strong Ratings - Prime, Sub Prime, Master Servicing 1) Excludes loans for which we acted as a subservicer that totaled an unpaid principal balance of $62.0 billion at 6/30/2007, and $45.4 billion at 6/30/2006 12/31/03 12/31/04 12/31/05 12/31/06 6/30/06 6/30/07 Prime Conforming 153.693 165.577 186.405 203.927 194.907 211.463 Prime Non-Conforming 43.951 55.585 76.98 101.138 89.415 112.562 Government 17.594 18.328 18.098 18.843 18.342 18.166 Prime-Second Lien 9.522 13.718 17.073 32.726 24.234 34.377 Nonprime 45.747 51.139 56.373 55.75 55.168 48.04 Prime 304 355 382 412 U.S. Servicing Portfolio by Type1 $ billions 425

Consumer Loan Modifications People Dedicated teams aligned by portfolio and linked with lending, collection and foreclosure units to proactively and through referrals evaluate and implement viable alternatives to foreclosure for homeowners struggling with mortgage payment obligations and/or in default Process Proactive scans of portfolio to identify homeowners in default, establish contact, determine reason for default, willingness and ability to pay Structured work flow process to drive referrals from lending, collection, and foreclosure operations to modification teams Evaluate, recommend and implement modification plans to reinstate loans and enhance future probability of payment aligned with investor requirements Where modifications are not appropriate pursue other alternatives such as presales, deed in lieu Systems FIS Desktop Loss Mitigation System facilitates option alternatives, homeowner interview/financial information collection, account tracking and loan document creation FIS Desktop interfaces with core Debt Servicing Utility (DSU) servicing platform as system of record Collection dialer, VRU and Servicing Web help manage/direct flow of homeowner inquiries to specific loan modification team representative

Segment-Business Capital Group

Business Capital Group Provides capital solutions and superior customer service by developing long-term relationships with business clients in selected niche markets Specialty lender in markets including Residential Construction Residential Equity Model Home Finance Healthcare Finance Resort Finance $ millions 2004 2005 2006 Q2 06 Q2 07 Total Net Revenue $312 $403 $3011 $941 $25 Net Income $148 $201 $1402 $402 $6 Total Assets $4,430 $5,546 $7,477 $6,250 $7,609 1) Q2 2006 excludes $415 million gain, before taxes, from sale of an equity interest in a regional homebuilder 2) Q2 2006 excludes $259 million gain, net of taxes, from sale of an equity interest in a regional homebuilder

Residential Construction Residential Construction Provides creative and customized debt products for the nation's top homebuilders and land developers Client Profile Homebuilders are generally among the largest 100 homebuilders in United States and have high credit quality Residential land developers Joint ventures formed by two or more homebuilders Loan characteristics Loans are generally range from $40 million to $50 million The term ranges from 36 to 60 months As of 6/30/07 we maintained $3.9 billion in commitments and $2.8 billion in outstanding principal Deal Structures Master commitment used to finance multiple projects with all projects cross-collateralized and cross-defaulted Project specific commitment used to finance single project, typically a joint venture Equity Investments We had equity interests in 2 regional homebuilders and as of 6/30/07 and maintained total equity investments, including the 2 regional homebuilders, of approximately $564 million

Residential Equity Residential Equity Subordinated debt financing for residential construction projects and manufactured housing communities to finance a portion of their project equity Client profile Homebuilders are generally among the largest 200 homebuilders in United States; usually smaller builders than residential construction Residential land developers Loan characteristics Loans are generally secured by the homebuilder's or developer's interest in the entity Financing generally covers 80% to 90% of the homebuilder's or developer's equity contribution for a particular project Loans generally range between $5 and $10 million in size, with a term of approximately 3 years As of 6/30/07 maintained total commitments of approximately $437 million of mezzanine financing with $400 million in principal outstanding

Model Home Finance Model Home Finance Partners with many of the top public homebuilders providing capital solutions in the form of model home leasing and lot option contracts Model home lease program Sale / Leaseback product The homebuilder leases the model home at a lease rate tied to a monthly floating interest rate Contract term of approximately 18 to 24 months Models across relationships have a feature allowing BCG to recover prior losses with a priority of cash received on future model sales As of 6/30/07 we had more than 3,622 model homes with a net book value of approximately $1.1 billion Lot option program ResCap purchases the land and simultaneously enters into two contracts with a homebuilder to develop the land into completed lots and to option lots to the homebuilder Option term of approximately 36 to 60 months As of 6/30/07 we owned approximately 10,062 residential lots through the lot option program, with a book value of approximately $650 million

Healthcare Finance and Resort Finance Healthcare Finance Provides accounts receivable lines, real estate bridge loans and cash flow lending to clients such as hospitals, home healthcare providers, long-term care facilities and durable medical equipment companies Client profile Middle Market Health Care Services Provider Strong Management, Institutional Ownership preferred with a growing business and sector Loan characteristics Loans are generally secured by receivables, real estate or enterprise cash flow Loan size generally ranges between $25 and $100 million in size, have a term of approximately 3 to 5 years Transactions can consist of a term loan and a revolving loan As of 6/30/07 we maintained total commitments of approximately $1.2 billion with $887 million in principal outstanding Resort Finance Lending consists of corporate borrowing lines secured by consumer timeshare receivables and acquisition, development and construction loans to U.S. based, privately held timeshare developers Client profile Large independent, non-branded timeshare developers Average annual sales in excess of $100 million Loan characteristics Loans are generally secured by timeshare construction (real estate) and timeshare receivables Loan size generally ranges between $10 and $250 million in size, have a term of approximately 3 to 5 years As of 6/30/07 we maintained total commitments of approximately $2.0 billion with $1.3 billion in principal outstanding

Business Capital Growth and Diversification The Business Capital Group grew assets to $7.6 billion during Q2 2007 with consistent diversification Business Capital's operating earnings were positive despite continued weakness in the home building industry 2003 2004 2005 2006 Q2 2006 Q2 2007 Residential Construction 1.28 1.97 2.55 3.088 2.7254 3.255 Residential Equity 0.22 0.29 0.31 0.387 0.3576 0.363 Model Home Finance 0.85 1.11 1.43 2.094 1.8367 1.869 Health Capital 0.34 0.4 0.59 0.769 0.5549 0.874 Resort Finance 0.36 0.67 0.68 1.139 0.7585 1.263 5.5 Business Capital Group Assets $ billions 7.5 2003 2004 2005 2006 Q2 2006 Q2 2007 Residential Construction 86 188 226 155 48.6 21 Residential Equity 9 28 41 35 8.4 -10 Model Home Finance 47 61 79 46 25 -8 Health Capital 10 18 24 32 4.4 8 Resort Finance 2 17 34 34 7.6 15 Equity Sale 415 415 4.4 403 Business Capital Group Net Revenue $ millions 716 312 415 Equity Sale 6.2 509 7.6 25 415 Equity Sale

Segment-International Business Group

International Business Group Business model designed to export domestic core competencies and operate with strong local partners First international expansion began in 1998 (Mexico and U.K.) Current operations in the U.K., The Netherlands, Germany, Spain, Canada, Mexico, Australia, Chile, and Brazil Growing construction and warehouse lending groups as part of Mexican mortgage banking ResCap has largest international presence among our domestic competitors Top 10 originator in the U.K. - active in that market since 1998 Operate largest non-bank brokerage network in Canada Issued first mortgage-backed securities in Mexico in 2003 Issued Germany's first true sale securitization for German RMBS since 2000 $ millions 2004 2005 2006 Q2 06 Q2 07 Total Net Revenue $278 $383 $463 $109 $110 Net Income $51 $90 $170 $40 $15 Total Assets $8,134 $10,695 $13,982 $10,195 $12,650 38

IBG Overview

	Original Business	Current State
United Kingdom	Mortgage Lending B2B	Mortgage Lending (B2B, B2b, B2C) Construction Lending (GPF) GRS & Whole Loan sales
Continental Europe	Netherlands – Mortgage Lending (B2B) Germany – Mortgage Lending (B2b) Spain – Mortgage Lending (B2I)	Netherlands – Mortgage Lending (B2B), (B2I) Germany – Mortgage Lending (B2b) Spain – Mortgage Lending (B2I)
Canada	Mortgage Broker (B2b)	Mortgage Broker (B2b) Mortgage Lending (B2b, B2I)
Latin America	Mexico Construction Lending Warehouse Lending (B2B) Small JV's – Brazil & Chile	Mexico Construction Lending Warehouse Lending (B2B) 38.5% in Credit Immobilio (B2C Sofoles) Sold Joint Venture interest in Brazil 49% Securitizadora in Chile
Australia	Mortgage Manager (B2b)	Mortgage Manager (B2b)

B2B = Business to Large Business (Mortgage Bank)
B2b = Business to Small Business (Broker)
B2C = Business to Consumer
B2I = Business to Institution

Second Quarter 2007 Update

RESCAP

39

International Business Growth and Diversification International loan production continued to expand across multiple markets Well established Continental European (C.E.) lending platforms in The Netherlands and Germany Initiated operations in both Australia and Spain and have made small strategic investments in Chile and Brazil Growing mortgage lending business in Mexico International Loan Production1 1) Excludes commercial lending activities U.K. C. E. Canada Latin America Australia Other 2003 6.6 1.2 0.18 0 0 0 2004 11.6 1.7 0.63 0 0 0 2005 12.54 2.83 1.02 0.15 0 0.15 2006 22.42 3.93 1.31 0.12 0.01 0.13 Q2 2006 5.4 0.9 0.4 0 Q2 2007 5.1 1.919 0.582 0.1 27.8 16.5 14.0 7.7 6.7

IBG Businesses and Opportunities



Canada
United States
Mexico
Brazil
Chile
Argentina
United Kingdom
Netherlands
Germany
Sweden
Poland
Switzerland
France
Czech
Hungary
Spain
Italy
Greece
Turkey
Russia
China
South Korea
Japan
Egypt
India
Taiwan
Thailand
Australia
South Africa
ResCap Established Businesses
Joint Ventures
Currently Researching
Countries Under Consideration
ResCap offices without established businesses

Second Quarter 2007 Update

RESCAP

41

Revenue by Country ResCap has diversified revenues across markets FY 03 FY 04 FY 05 FY 06 Q2 06 Q2 07 U.K. 131 206 272 294 83.5 68.4 Continental Europe 26 25 41 77 8.7 29.6 Latin America 11 21 32 38 9 8.8 Canada 6 26 37 53 7.7 2.1 Other 0.3 1.1 0.05 1.55 $ millions 278 383 463 IBG Net Revenue by Country 110 109

Liquidity and Funding

Liquidity and Capital

- **Increased liquidity position**
  - Cash balance of $3.7 billion at the end of Q2 07, up $1.1 billion from Q1 07
  - Continued access to new sources of committed liquidity
- **Ended Q2 07 with $7.5 billion in equity, up from $7.2 billion in Q1 07**
  - Includes $0.5 billion capital contribution made by GMAC in April, for a total of $1.0 billion contributed by GMAC to date in 2007

$millions — Liquidity Available as of 6/30/2007

Unsecured	Capacity	Outstanding	Unused
Liquidity Portfolio Dom	2,751	-	2,751
Liquidity Portfolio Intl	167	-	167
Revolver (364 day)	875	-	875
Revolver (3 year)	875	-	875
Revolver (Canadian 364 day)	386	291	95
Other	3,423	2,858	565
Total Unsecured	8,477	3,149	5,328
Secured			
Conduits*	97,193	12,373	84,820
MSR	1,300	1,300	0
Ineligible Warehouse Repo	1,000	44	956
Repos	15,789	6,212	9,577
Scratch & Dent	4,750	2,835	1,914
Other	12,893	10,473	2,420
Total Secured	132,925	33,238	99,687

NOTE: Tables do not include on balance sheet collateralized borrowings in securitized trusts

Committed	Capacity	Outstanding	Unused
Unsecured (includes cash)	6,821	2,052	4,769
Secured	32,422	13,884	18,538
Total Committed	39,243	15,936	23,307
Uncommitted			
Unsecured	1,656	1,097	559
Secured	100,503	19,354	81,149
Total Uncommitted	102,159	20,451	81,708

Second Quarter 2007 Update

RESCAP

44

ST Unsecured ST Secured LT Secured LT Unsecured O/S ($mn) 1109 22042 56318 18640 Debt Capital Structure Proven access to global capital markets In May, ResCap issued a $2.25 billion dual-tranche transaction including $1.00 billion 2-year floating rate debt and $1.25 billion 5-year fixed rate debt In June: ResCap issued a € 600 million 3-year floating rate note, and a £ 400 million 7 year fixed rate note; ResCap issued a 1.8 billion MXN 5-year fixed rate note Renewed both USD revolvers (364 day and 3 year) in June in conjunction with GMAC with two banks added 1) Includes on-balance sheet financings and excludes off-balance sheet financings Unsecured Debt Maturity Profile as of 6/30/07 Borrowings1 As Of 6/30/07 $98.1 billion Unsecured Debt Sub Debt Bank Term Loan Euro Debt Sterling Debt CAD Debt CAD Line MXN Activity 2007 291 86 2008 2500 1750 235 2009 1750 1000 208 2010 2500 808 2011 1500 2012 1250 1010 167 2013 1750 801 2014 801 2015 750

Funding Diversity Continued to diversify funding sources Seeking to further diversify with insured GMAC Bank funding Unsecured Borrowings Bank Term Loan Deposits Secured Borrowings Collateralized Borrowings Off-Balance Sheet Securitizations As of 12/31/06 15222.9 1750 9851 42907.5 53299.5 119295.8 Total Funding1 as of 6/30/07 $247.0 billion Total Funding1 as of 12/31/06 $242.3 billion Unsecured Borrowings Bank Term Loan Deposits Secured Borrowings Collateralized Borrowings Off-Balance Sheet Financings 1) Includes off-balance sheet financings Unsecured Borrowings Bank Term Loan Deposits Secured Borrowings Collateralized Borrowings Off-Balance Sheet Securitizations As of 6/30/07 17999.3 1750 10652.6 33238 45122.2 138203.2

U.K. C.E. Latin America Canada Australia Brazil 5172 3190 874 758 69 26 Funding Diversity - International ResCap continued to expand its global funding program to support its burgeoning international business ResCap further diversified its international fundings in Q2 07 through MXN, GBP and EUR denominated issuances Secured Unsecured 5214 4873 International Funding by Type as of 6/30/07 International Funding by Country as of 6/30/07

Global Unsecured Offerings - Investors More than 750 investors globally have participated in ResCap senior and subordinated unsecured programs as of 6/30/2007 U.S. Europe Asia and Foreign Other 12601.85 4264.65 753.18 Investment Manager Corporate Bank Hedge Fund Insurance Pension Fund Other 9343.42 86 1697.58 3541.58 2077.36 664.69 209.05 Investor Diversification by Geography Investor Diversification by Type

Key Operating Metrics Currently monitoring several key operating ratios We believe the more meaningful leverage ratio excludes collateralized borrowings in securitization trusts 12/31/2004 12/31/2005 12/31/2006 6/30/2006 6/30/2007 Leverage 13.52 14.4291944 16.1 13.33 14.49 Leverage (Adjusted) 8.102823688 6.91338162 9.1 6.476 8.48 1) Leverage: Total Debt / Total Equity; Includes borrowings and deposits 2) Leverage (Adjusted): Excludes Collateralized borrowings in securitization trusts 3) Equity infusion of $2 billion in May 2005 4) Equity infusion of $500 million in March 2007, and $500 million in April 2007 16.1 9.1 14.4 6.9 12/31/2004 12/31/2005 12/31/2006 6/30/2006 6/30/2007 Tangible Equity 3911.47 7004.2 7150.65 7940.07 7033.28 MSR/Tangible Equity 0.86 0.57 0.69 0.64 0.86 Goodwill 454.28 459.77 471.463 464.194 474.128 ResCap Leverage ResCap Equity3,4 Leverage1 Leverage (Adjusted)2 7,622 7,464 13.3 6.5 8,404 14.5 8.5 7,507

ResCap Bond Performance Since Initial Issue At Issue - June 2005 5 Yr: Tsy +263 bps 10 Yr: Tsy +293 bps As of 8/7/2007 5 Yr: Tsy +605 bps 10 Yr: Tsy +509 bps 5 Yr BBB Index: 127 bps 10 Yr BBB Index: 183 bps ResCap 5 yr ResCap 10 yr 5 yr BBB Finance 10 yr BBB Finance 6/21/2005 262.5 292.5 6/29/2005 252 262 114.1 134.09 7/1/2005 247 257 115.52 134.99 7/6/2005 245 255 113.05 132.85 7/8/2005 247 257 110.68 130.28 7/12/2005 232 242 111.25 131.08 7/14/2005 227 237 111.04 131.43 7/18/2005 227 236 111.46 131.82 7/20/2005 231 240 111.51 131.78 7/22/2005 223 233 111.97 132.02 7/26/2005 210 218 109.47 129.5 7/28/2005 190 193 110.03 129.93 8/1/2005 194 197 109.58 128.81 8/3/2005 202 206 109.23 128.21 8/5/2005 208 217 108.11 127.54 8/9/2005 207 213 106.63 126.05 8/11/2005 199 205 106.14 126.73 8/15/2005 199 205 106.25 125.82 8/17/2005 203 208 104.39 123.96 8/19/2005 196 201 105.36 125.01 8/23/2005 193 198 105.97 125.59 8/25/2005 187 192 106.52 126.1 8/29/2005 190 195 100.78 120.43 8/31/2005 199 205 104.9 124.53 9/2/2005 205 210 107.92 127.62 9/7/2005 202 208 103.6 128.29 9/9/2005 200 205 114.05 128.81 9/13/2005 196 201 112.08 126.94 9/15/2005 193 198 113.1 128.15 9/19/2005 197 203 112.89 127.86 9/21/2005 196 201 111.24 126.21 9/23/2005 197 203 111.81 126.74 9/27/2005 194 199 111.26 126.19 9/29/2005 183 188 112.06 127.1 10/3/2005 191 197 111.75 126.73 10/5/2005 187 193 111.78 126.76 10/7/2005 188 193 112.17 126.1 10/12/2005 185 191 110.17 125.82 10/14/2005 188 193 112.94 128.87 10/18/2005 153 158 111.38 127.36 10/20/2005 150 155 111.56 127.6 10/24/2005 143 148 114.32 130.16 10/25/2005 143 150 113.68 129.6 10/26/2005 152 158 112.81 128.73 10/28/2005 157 164 113.53 129.42 11/1/2005 153 159 113.92 129.82 11/3/2005 145 149 112.91 128.88 11/7/2005 143 148 114.45 130.55 11/9/2005 145 147 106.92 123.5 11/14/2005 162 167 110.45 128.37 11/16/2005 165 168 126.42 136.08 11/18/2005 165 165 114.99 132.75 11/22/2005 178 173 124.57 141.39 11/28/2005 175 175 123.02 145.04 11/30/2005 173 172 114.71 135.61 12/2/2005 178 175 116.99 137.47 12/6/2005 175 175 123.91 143.88 12/8/2005 170 170 116.9 136 12/12/2005 153 155 113.23 133.58 12/14/2005 156 158 123.88 144.76 12/16/2005 158 160 120.08 139.62 12/20/2005 157 160 114.56 134.31 12/22/2005 157 160 126.94 146.08 12/27/2005 157 160 128.79 141.28 12/29/2005 159 159 118.86 141.04 1/3/2006 163 163 123.01 145.38 1/5/2006 148 148 119.56 138.54 1/9/2006 138 138 125.08 123.23 1/11/2006 140 140 118.12 137.96 1/13/2006 140 140 126.79 146.02 1/18/2006 140.333 141.666 118.15 137.62 1/20/2006 139.166 139.5 119.266 140.776 1/24/2006 132.285 134.571 118.259 138.301 1/26/2006 131.5 133.833 116.328 136.283 1/30/2006 126 128.166 116.47 135.794 2/1/2006 124 128.142 115.094 134.752 2/3/2006 127 130.833 117.944 137.39 2/7/2006 134.333 137.166 116.172 133.818 2/9/2006 132.666 134.833 112.909 131.904 2/13/2006 134.75 137.5 111.332 129.695 2/15/2006 143.2 149.6 110.2 128.927 2/17/2006 142.6 150.2 111.482 130.949 2/22/2006 148.666 155.833 112.653 132.043 2/24/2006 149.142 157 112.07 130.07 2/28/2006 147.833 156 111.959 131.845 3/2/2006 138.857 147.714 109.115 127.913 3/6/2006 135.666 144.166 112.341 123.301 3/8/2006 136.666 144.833 116.905 127.381 3/10/2006 136 143.833 113.582 124.523 3/14/2006 134.4 142.8 117.93 127.962 3/16/2006 132.8 140.2 121.054 130.26 3/20/2006 133.857 142 117.828 126.582 3/22/2006 132 140.4 118.026 127.339 3/24/2006 132.5 141 117.755 126.905 3/28/2006 132.5 140.666 113.74 123.981 3/29/2006 135.2 143.2 117.5052 126.7406 3/30/2006 134.75 142.75 115.164 123.735 4/3/2006 131.2 139.2 112.934 123.536 4/5/2006 139.2 145 114.808 125.559 bps NOTE: This information is derived from sources that ResCap believes to be reliable, but its accuracy cannot be guaranteed. Furthermore, the information was derived as of the specific dates noted and is subject to change thereafter.

Asset Quality

Risk Management Culture Risk management focused on the right people and processes Personnel Processes Extensive External Oversight Key Initiatives Personnel Risk management staff with extensive industry experience Over 450 experienced personnel in risk management functions (credit, market, operational compliance) Risk management oversight by ResCap Risk Committee and owned by the business Position review performed on a daily basis Strong governance around processes and systems Assessment of risks based on Value at Risk (VaR), and complex scenario analysis Credit loss performance database and sophisticated credit quality and prepayment speed projection models External auditors different from GMAC's Numerous state regulatory reviews Extensive surveillance of MBS and ABS transactions by rating agencies and investment community Servicing platforms have strong ratings from rating agencies Standardization of risk-adjusted return model across ResCap segments to create a uniform process for efficient capital deployment Integration of industry standard Asset/Liability financial models

Objectives and Goals Residential Finance Group Manage Composition Reduce nonprime asset class in Held for Investment (HFI) Portfolio Increase size of the Prime Whole Loan Portfolio in GMAC Bank Interest Rate Risk Management Utilization of state-of-the-art third party models Activities consider volatility, yield curve and absolute level of interest rate Portfolio Management Generally eliminated high combined loan to values with stated income documentation Enhanced diligence of third party originations Warehouse Lending A fresh risk assessment and action plan created for clients More checks and balances around credit decisions Additional review of collateral with certain origination features Business Capital Group Closely monitor weakness from national homebuilders Implement additional processes to tighten credit monitoring Generally ceased new equity investment with the exception of Healthcare and Resort Finance

Nonprime Loan Risk Reduced nonprime exposure Held for Sale portfolio decreased through sales and lower production Continued asset run-off in the Held for Investment portfolio Full year 2007 nonprime run-off estimate revised to be approximately $15 billion Continued loan restructuring / sales in the Warehouse Lending business Nonprime Prime $ billions Nonprime Prime Q2 07 4 15.3 Nonprime Prime Q2 07 44.6 18 Warehouse Lending Receivables Total: $3.9 billion Nonprime Prime Q2 07 0.3 3.6 Loan Servicing Portfolio Total: $460.5 billion Nonprime Prime Q2 07 64.3 396.2 14% Held For Investment Total: $62.7 billion Held For Sale Total: $19.3 billion As of 6/30/2007 8% 21% 71%

Composition of Held For Investment Portfolio On-balance sheet securitizations continue to comprise a majority of the mortgage loan held for investment (HFI) portfolio Nonprime portion of Held for Investment Portfolio at 6/30/2007 decreased by over $12 billion, or 22% compared to 6/30/2006 Over 60% of runoff in the second quarter was in 2005 and 2006 vintage Prime Conforming Prime Non- Conforming Prime second-lien Government Non-Prime 1040706 10641798 6357299 500 44624795 Prime Conforming Prime non-conforming Prime second-lien Government Non-Prime 1458162 6848268 7214150 796 56911997 Investment Portfolio for the Quarter Ended 6/30/07 $62.7 billion1,2 Investment Portfolio for the Quarter Ended 6/30/06 $72.4 billion1,2 Prime Conforming Prime Non-Conforming Prime Second-Lien Nonprime 1) Amount shown before allowance for loan losses 2) Government loans comprised less than 1% of the portfolio, and as of June 30, 2007 and 2006 were $500 thousand and $796 thousand respectively

Nonperforming Assets and Allowance Deterioration of the domestic housing market and the stress on the nonprime mortgage market continued into the 2Q 07 The number of nonperforming assets slightly increased as the balance sheet continues to decline Allowance for loan losses decreased as a result of workout programs and charge-offs in the warehouse lending business 12/31/2003 12/31/2004 12/31/2005 12/31/2006 3/31/2007 6/30/2007 Allowance for Loan Losses 618 1014.7 1253.3 1930.759 2212.7 1998.9 Allowance as % of Total HFI and Lending Receivables 0.0113 0.0151 0.0152 0.0229 0.0283 0.0271 12/31/2003 12/31/2004 12/31/2005 12/31/2006 3/31/2007 6/30/2007 Nonperforming Assets 2486 5076.5 6783.8 9844.3 10659.2 10745 Nonperforming as % of Total HFI and Lending Receivables 0.076 0.082 0.117 0.136 0.146 Prime HFI Nonperforming Assets Allowance for Loan Losses Note: Nonperforming assets include total nonaccrual loans, restructured loans, and foreclosed assets

HFI Nonaccruals and Allowance 12/31/03 12/31/04 12/31/05 12/31/06 3/31/2007 6/30/2007 HFI Allowance for Loan Losses 491 872.9 1065.9 1508.361 1659.77 1695.7 Allowance as % of HFI 0.0106 0.0151 0.0155 0.0217 0.0254 0.0271 HFI Allowance for Loan Losses 12/31/2003 12/31/2004 12/31/2005 12/31/2006 3/31/2007 6/30/2007 Total HFI 46258 57708 68959 69436 65250 62665 Mortgage Nonaccruals as a % of HFI 0.045 0.08 0.09 0.1053 0.1191 0.1404 Mortgage Nonaccrual Loans as Percent of Total HFI Allowance now 2.71% of total HFI portfolio, up from 2.54% at Q1 07 as a result of: Continuing slow domestic housing market and stress in nonprime mortgage market Higher frequency and severity of loss

Lending Receivables Nonaccruals and Allowance 12/31/2004 12/31/2005 12/31/2006 3/31/2007 6/30/2007 Lending Receivables Allowance for Loan Losses 141.723 187.41 396.6 525.3 274.112 Allowance as % of Lending Receivables 0.0149 0.0138 0.0266 0.0406 0.0247 Lending Receivables Allowance for Loan Losses 12/31/2004 12/31/2005 12/31/2006 3/31/2007 6/30/2007 Total Lending Receivables 9499 13588 14927 12949 11084 Lending Receivables Nonaccruals as a % of Lending Receivables 0.0007 0.005 0.0929 0.1094 0.0288 Lending Receivables Nonaccrual Loans as Percent of Total Lending Receivables Nonaccrual warehouse receivables of $189.0 million were $1.1 billion lower than the balance at 3/31/07 The significant decrease from the most recent quarter end was due to workout programs and charge-offs in warehouse lending At 6/30/07, the allowance for warehouse receivables losses was $52.0 million

RFG HFI Credit Exposure On-balance sheet securitizations continue to comprise a majority of the mortgage loan held for investment (HFI) portfolio The exposure related to the Net Domestic Securitized On-Balance Sheets Assets subject to Credit exposure decreased to $1 billion dollars at the end of Q2 07 Domestic Securitization Financial Exposure $ billions 6/30/07 Mortgage loans held for investment $43.9 Allowance for loan losses (1.6) Other assets - Foreclosed assets 0.8 Other assets - Interest receivable and deal costs 0.1 Total Assets Related To Domestic Securitizations 43.2 Collateralized borrowings under securitization trusts 42.0 Other liabilities - Accrued interest and other 0.2 Total Liabilities Related To Domestic Securitizations 42.2 Net Domestic Securitized On-Balance Sheet Assets Subject to Credit Exposure $1.0

Retained Interests from Off-Balance Sheet Securitizations Nonprime residual exposure was limited to $261 million dollars as of 6/30/2007 Prime Retained Interests Nonprime Retained Interests Retained Interests from Off-Balance Sheet Securitizations Total: $2.1 billion As of 6/30/2007 16% Trading Securities - Retained Interests Only Prime Nonprime Total Mortgage / asset-backed securities $311 $69 $380 Residual Interests 877 261 1,138 Interest-only securities 477 4 481 Principal-only securities 125 0 125 US Treasury Securities 0 0 0 Other 4 17 21 Total $1,794 $351 $2,145 Breakdown of Retained Interests from Off-Balance Sheet Securitizations as of 6/30/07 84%

Performance of U.S. Primary Servicing Portfolio Credit performance of our U.S. Primary Servicing portfolio reflects challenging mortgage market conditions 12/31/03 12/31/04 12/31/05 12/31/06 6/30/2007 30 Days Past Due 0.0286 0.0263 0.0269 0.0295 0.0341 60 Days Past Due 0.008 0.0068 0.0076 0.0082 0.0106 90+ Days Past Due 0.0078 0.0078 0.0095 0.0114 0.0108 Foreclosures 0.0125 0.0114 0.0095 0.0114 0.0153 5.23% 5.35% Servicing Portfolio Performance1,2,3 1) The above table reflects performance of the U.S. Primary Servicing Portfolio. ResCap does not have direct credit exposure on most of these mortgage loans 2) Excludes loans for which we acted as subservicer 3) Prime credit quality loans and some of our other mortgage loans are considered to be 30 or more days delinquent when a payment due remains unpaid as of the close of business on the last business day immediately prior to the next following monthly due date 6.05% 7.08%

Investor Communication

Company Websites Company Web Address Information on site rescapholdings.com Company overview Leadership team Segments & site links SEC Filings & Financials Presentations Press releases gmacrfc.com (click on Institutional Investors on left of page to enter issuance section) Company information Deal documents Distribution statements Deal level collateral and performance information Loan level (US only) Analytical Tool (US only) Vintage analysis (US only) gmacmortgage.com gmacmbond.com Company information Deal level collateral and performance information ResCap and the business segments maintain multiple websites to provide a variety of company information to our secured and unsecured investors

Investor Communication

ResCap is committed to continuing to enhance our communication

- Website: rescapholdings.com
- Email: investorrelations@rescapholdings.com (Sign up online to receive email alerts as new information about ResCap becomes available)
- Bloomberg ticker: RESCAP <CORP> Go
- Investor hotline: 1-888-440-8851 (U.S.) or 1-952-857-7428
- ResCap is a SEC registrant
  - As a public registrant, we are providing to the market detailed quarterly and annual information through our Form 10-Qs and Form 10-K
  - We let the market know of certain material developments through the public filing of Form 8-Ks
- Wall Street research analysts and industry publications have initiated public coverage of ResCap including[1]:
  - Bank of America – John Guarnera
  - Creditsights – David Hendler
  - Citigroup – Ryan O'Connell
  - Gimme Credit – Kathleen Shanley
  - HSBC – Van Hesser
  - JP Morgan – Kabir Caprihan
  - Lehman Brothers – Jonathan Glionna

1) Research and coverage of ResCap is at the discretion of each individual publication, and can be discontinued at any time

Second Quarter 2007 Update

RESCAP

64

Appendix

Securitization Activity $ in Billions 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 Q207 Conforming 2.21 2.9 3.33 11.07 14.27 11.11 35.27 52.03 96.1 48.35 52.21 45.92 20.92 Total 2.21 5.11 8.44 19.51 33.79 44.89 80.17 132.2 228.29 276.64 328.85 374.77 395.69 $ in Billions 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 6/1/2007 Jumbo A 1.27 1.85 0.61 2.18 3.04 6.81 10.82 12.82 5.45 4.28 7.32 9.17 18.2 11.12 6.08 12.62 10.5 11.89 7.47 8.98 9.14 4.18 Alt-A 0 0 0 0 0 0 0 0 0 0.26 1.72 2.94 5.74 4.12 3.28 4.86 6.72 8.69 6.59 16.98 28.76 12.87 Home Solution 1st Lien HLTV 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.18 0.89 1.89 3.43 1.6 1.32 2.99 0.34 Seasoned Loans 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.22 1.25 2.48 2.15 1.26 0.36 NCA 0 0 0 0 0 0 0 0 0 0 0 0 0 0 1.08 1.34 3.76 13.07 12.22 13.37 7.28 0.88 Subprime 0 0 0 0 0 0 0 0 0 0.46 0.84 1.69 3.65 5.93 6.3 6.23 11.5 14.3 10.09 13.54 13.04 3.76 125 CLTV 0 0 0 0 0 0 0 0 0 0 0 0.39 0.61 1.97 3.39 1.98 1.92 1.04 0.88 0.71 1.43 0.26 HEL Closed-End 2nd Lien 0 0 0 0 0 0 0 0 0 0 0.2 0.23 0 0.23 0.6 2.49 2.24 1.86 1.17 2.19 4.3 4.36 HELOC 2nd Lien 0 0 0 0 0 0 0 0 0 0 0.44 0.4 0.93 1.26 1.97 1.86 1.65 1.69 4.15 2.09 2.98 0.78 UK (RMAC)* 0 0 0 0 0 0 0 0 0 0 0 0 0 0.37 0.9 1.53 1.67 4.23 6.53 5.38 7.23 1.04 Netherlands (EMAC)* 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.35 1.02 1.78 2.49 2.45 2.35 Germany (EMAC)* 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.36 1.49 0 Cananda (CMAC)* 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.46 0.28 0.86 0 Mexico* 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.05 0.2 0.11 0.12 0.09 Total* 1.27 3.11 3.73 5.91 8.95 15.76 26.58 39.4 44.85 49.85 60.37 75.19 104.32 129.32 153.1 186.9 229.31 291.83 347.44 417.4 500.72 531.99 NCA Subprime Seasoned Loans HELOC 2nd Lien 125 CLTV HEL Closed-End 2nd Lien Germany UK Netherlands Agency Issuance by Year ($ In Billions) Cumulative Issuance ($ In Billions) ResCap Issuance1,2,3 As of June 30, 2007 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 Agency $396 1986 Non-Agency $532 1H 07 ResCap has a track record of consistent commitment, execution, and diversified product offerings in the global securitization markets 1) See Appendix for Securitization Program descriptions 2) Does not include NIMS, resecuritizations, private issuance or whole loan sales. 3) Source: www.gmacrfc.com and www.gmacmbond.com

Seasoned Newly Originated 2nd Lien Newly Originated 1st Lien U.S. Securitization Programs GMAC Residential Note: Does not include NIMS, resecuritizations, private issuance or whole loan sales As of June 30, 2007 Issuer GMACM J & AR GMACM AF & AA GMACM GH GMACM HLTV GMACM HE Product Non-Conforming Jumbo A Alt-A Scratch & Dent High CLTV Second Lien Loans (125% max) Home Equity Second Lien Loans & Lines Credit Type Prime Prime Prime Prime Prime Year of First Issue 1999 2005 2001 2000 2000 YTD Issuance ($M) $0 $0 $0 $0 $2,466 Cumulative Issuance ($B) $20.5 $0.8 $0.9 $2.2 $25.3

U.S. Securitization Programs Residential Capital Group/GMAC-RFC Issuer RFMSI S & SA RALI QS, QA, QO & QH RAMP RZ RAMP RS, EFC & NC RASC KS, AHL & EMX RAAC SP RFMSII HI RFMSII HS & HSA Product Jumbo A Alt-A High LTV First Lien Mortgages (107% max) NCA (Negotiated Conduit Asset) Nonprime Seasoned Portfolio Loans High CLTV Second Lien Loans (125% max) Home Equity Second Lien Loans & Lines Credit Type Prime Prime Prime Nonprime Nonprime Prime to Nonprime Prime Prime Year of First Issue 1986 1995 2000 2000 1995 2004 1997 1996 YTD Issuance ($M) $4,177 $12,869 $340 $883 $3,757 $357 $258 $2,676 Cumulative Issuance ($B) $145.3 $102.7 $12.6 $53.0 $91.3 $3.9 $12.4 $14.7 Newly Originated 2nd Lien Newly Originated 1st Lien Seasoned Note: Does not include NIMS, resecuritizations, private issuance or whole loan sales As of June 30, 2007

International Securitization Programs International Business Group/GMAC-RFC International 1st Lien Programs Note: Does not include NIMS, resecuritizations, private issuance or whole loan sales All currency in U.S. Dollars as of June 30, 2007 Issuer RMAC UK CMAC Canada MXMAC Mexico EMAC Netherlands EMAC Germany Product Non-Conforming Alt-A Subprime Conventional Alt-A Credit Type Prime to Nonprime Prime Nonprime Prime Prime Year of First Issue 1998 2004 2003 2002 2005 YTD Issuance ($M) $1,039 $0 $87 $2,354 $0 Cumulative Issuance ($B) $28.9 $1.7 $0.6 $10.5 $1.8